                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 7, 2002
                                                          --------------


                               POLYONE CORPORATION
                      ------------------------------------
               (Exact name of registrant as specified in charter)


        Ohio                        1-16091                    34-1730488
       ------                      ----------                ---------------
   (State or other                (Commission                    (I.R.S.
   jurisdiction of                File Number)                  Employer
   incorporation)                                            Identification
                                                                  No.)



         Suite 36-5000, 200 Public Square, Cleveland, Ohio  44114-2304
        --------------------------------------------------------------
              (Address of principal executive offices)      (Zip Code)


       Registrant's telephone number, including area code: (216) 589-4000
                                                           --------------

                                 Not Applicable
 ------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5    Other Events
------    ------------

On August 7, 2002 the Registrant issued a Press Release, filed herewith as
Exhibit 99.1, reporting that the Registrant's Board of Directors had declared a quarterly dividend of 6.25 cents per share of common stock, payable September 16, 2002, to shareholders of record at the close of business on August 30, 2002.

Item 7 (c)  Financial Statements, Pro Forma Financial Information and Exhibits
----------

Exhibit 99.1 - Press Release of August 7, 2002.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934,the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       POLYONE CORPORATION

                                       By:    /s/ Gregory P. Smith
                                              ------------------------------
                                              Gregory P. Smith
                                              Controller

Dated: August 13, 2002